                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
             OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

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        (e)(2))

   /X/  Definitive Proxy Statement

   / /  Definitive Additional Materials

   / /  Soliciting Material Pursuant to ss. 240.14a-12

                               SL INDUSTRIES, INC.
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                (Name of Registrant as Specified in Its Charter)

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                               SL INDUSTRIES, INC.
                               520 FELLOWSHIP ROAD
                                   SUITE A-114
                          MT. LAUREL, NEW JERSEY 08054
                                -----------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             TO BE HELD JUNE 9, 2004
                                -----------------

To The Holders of Our Common Stock:

     We invite you to attend our annual  meeting of  shareholders  on Wednesday,
June 9, 2004 at the Warwick  Hotel,  65 West 54th Street,  New York, New York at
10:00  A.M.,  Eastern  Time.  At the  meeting,  you will  hear an  update on our operations, have a chance to meet some of our directors and executives, and will act on the following matters:

     1)   To elect seven (7) directors  until the next annual meeting in 2005 or until their successors have been elected and qualified;

     2)   To ratify the  appointment  of Grant  Thornton LLP as our  independent accountants for fiscal 2004; and

     3)   Any other matters that properly come before the meeting.

     This  booklet  includes  a  formal  notice  of the  meeting  and the  proxy statement.  The proxy  statement  tells you more about the agenda and procedures for the meeting. It also describes how our Board of Directors operates and gives personal information about our director nominees.

     Only record  holders of SL  Industries,  Inc.  common stock at the close of business on April 23, 2004, will be entitled to vote on the foregoing matters at the annual  meeting.  Even if you only own a few shares of common stock, we want your shares to be  represented  at the annual  meeting.  I urge you to complete, sign, date and return your proxy card promptly in the enclosed envelope.

     We have also  provided  you with the exact place and time of the meeting if you wish to attend in person.

                                                 Sincerely yours,

                                                 DAVID R. NUZZO
                                                 Secretary

Dated:  Mt. Laurel, New Jersey
        April 29, 2004

                               SL INDUSTRIES, INC.
                               520 FELLOWSHIP ROAD
                                   SUITE A-114
                          MT. LAUREL, NEW JERSEY 08054
                                 (856) 727-1500

                                 PROXY STATEMENT

INTRODUCTION

This Proxy  Statement is furnished in connection  with the  solicitation  by the
Board  of  Directors  (the  "Board")  of  SL  Industries,  Inc.,  a  New  Jersey
corporation  (the "Company") of proxies in the  accompanying  form to be used at the Annual  Meeting of  Shareholders  of the Company to be held on June 9, 2004, and  any  adjournment  or  postponement  thereof  (the  "Meeting").  This  Proxy
Statement,  the  accompanying  form of proxy and the Company's Annual Report for the fiscal year ended  December  31, 2003 (the "2003  Annual  Report") are being mailed to shareholders on or about April 29, 2004. The shares represented by the proxies received  pursuant to the solicitation  made hereby and not revoked will be voted at the Meeting.

MEETING OF SHAREHOLDERS

The Meeting will be held at the Warwick  Hotel,  65 West 54th Street,  New York,
New York, on Wednesday, June 9, 2004, at 10:00 A.M., Eastern Time.

RECORD DATE AND VOTING

The Board of Directors fixed the close of business on Friday, April 23, 2004, as the  record  date (the  "Record  Date")  for the  determination  of  holders  of outstanding  shares  of the  Company  entitled  to  notice of and to vote on all matters presented at the Meeting. Such shareholders will be entitled to one vote for each share held on each matter  submitted to a vote at the  Meeting.  On the
Record Date, there were 5,937,434 shares of the Company's Common Stock, $.20 par value per share (the "Common Stock"),  issued and outstanding,  each of which is entitled to one vote on each matter to be voted upon.

PURPOSES OF THE MEETING

The  purposes  of the  Meeting  are to vote upon (i) the  election  of seven (7)
directors  until the next annual meeting in 2005 or until their  successors have been elected and qualified,  (ii) the  ratification of Grant Thornton LLP as the
Company's independent auditors for the fiscal year ending December 31, 2004, and
(iii) such other  business  as may  properly  come  before the  Meeting  and any adjournment or postponement thereof.

QUORUM AND REQUIRED VOTE

Under the By-Laws of the Company,  the presence of a quorum is required for each matter to be acted upon at the  Meeting.  The  presence,  either in person or by properly executed proxy, of the holders of a majority of the outstanding  shares of Common Stock is necessary to constitute a quorum for the purpose of acting on the  matters  referred  to in the  Notice  of  Annual  Meeting  of  Shareholders

accompanying  this Proxy  Statement and any other  proposals  which may properly come before the Meeting.  Broker  non-votes and abstentions will be counted only for the  purpose of  determining  whether a quorum is  present  at the  Meeting.
Broker  non-votes  occur  when a broker  returns  a proxy  but does not have the authority to vote on a particular proposal.

The director nominees receiving a plurality of the votes cast during the Meeting will be  elected to fill the seats of the Board.  For the other  proposal  to be approved, the favorable vote of a majority of the shares present and entitled to vote thereon is required.  Abstentions  count for quorum  purposes and will have the same effect as an "against" vote for all other proposals.

PROXIES

The Board is asking  for your  proxy.  Giving  the Board  your  proxy  means you authorize  it to vote your shares at the  Meeting in the manner you direct.  You may vote for all, some or none of the director  nominees.  You may also vote for or against the other proposals or abstain from voting.

On the matters coming before the Meeting as to which a choice has been specified by a shareholder  by means of the ballot on the proxy,  the shares will be voted accordingly.  If no choice is so specified, the shares will be voted (i) FOR the election of the nominees for director listed in this Proxy  Statement,  and (ii)
FOR  the  ratification  of  Grant  Thornton  LLP  as the  Company's  independent auditors,  all as referred to in Items 1 and 2,  respectively,  in the Notice of
Annual Meeting of Shareholders and as described in this Proxy Statement.

The  form of proxy  accompanying  this  Proxy  Statement  confers  discretionary authority upon the named  proxyholders  with respect to amendments or variations to the  matters  identified  in the  accompanying  Notice of Annual  Meeting  of
Shareholders  and with  respect to any other  matters  which may  properly  come before the Meeting.  As of the date of this Proxy  Statement,  management of the
Company  knows of no such  amendment or variation or of any matters  expected to come before the Meeting which are not referred to in the accompanying  Notice of
Annual Meeting of Shareholders.

A  shareholder  who has given a proxy  may  revoke it by voting in person at the
Meeting,  by giving written notice of revocation to the Secretary of the Company or by giving a later dated proxy at any time before voting.

Only holders of Common Stock,  their proxy  holders,  and the Company's  invited guests may attend the  Meeting.  If you wish to attend the Meeting in person but you hold your shares through someone else, such as a stockbroker, you must bring proof of your  ownership  and  identification  with a photo at the Meeting.  For example,  you could bring an account  statement  showing  that you  beneficially owned Common Stock shares as of April 23, 2004 as acceptable proof of ownership.

COSTS OF SOLICITATION

The  Company  will  bear the  cost of  printing  and  mailing  proxy  materials, including the reasonable  expenses of brokerage  firms and others for forwarding the proxy  materials  to  beneficial  owners of Common  Stock.  In  addition  to solicitation by mail,  solicitation may be made by certain  directors,  officers and employees of the Company, or firms specializing in solicitation;  and may be made in person or by telephone or telegraph.  No additional compensation will be paid to any director,  officer or employee of the Company for such solicitation.

The  Company  has  retained  Innisfree  M&A,  Inc.  to assist the Company in the solicitation of proxies for a fee of $6,500 plus expenses.

                          ITEM 1: ELECTION OF DIRECTORS

The Company has one class of directors,  each serving a one-year term. Directors elected at the Meeting will serve until the 2005 Annual Meeting of  Shareholders and until their respective successors are duly elected and qualified.

INFORMATION WITH RESPECT TO NOMINEES AND DIRECTORS

Set forth below are the names and ages of the nominees for  directors  and their principal  occupations at present and for the past five years. There are, to the knowledge  of the  Company,  no  agreements  or  understandings  by which  these individuals  were  so  selected.  No  family  relationships  exist  between  any directors  or  executive  officers  (as  such  term is  defined  in Item  402 of
Regulation  S-K)  of the  Securities  Exchange  Act of  1934,  as  amended  (the
"Exchange Act"). The Board has adopted independence standards for directors that conform to the standards  required by the American Stock  Exchange  ("AMEX") for listed companies.  Based on the Company's director independence  standards,  the
Board has affirmatively determined that each of the nominees, other than Messrs.
Lichtenstein,  Kassan  and  Henderson,  is  independent  (including  each of the non-management directors,  consisting of Messrs. Baumgardner,  Schwarz, Gray and
Risher).
                                                                                                           DIRECTOR
            NAME                         AGE                 ALL OFFICES WITH THE COMPANY                   SINCE
-------------------------                ---    -------------------------------------------------          ---------
Warren G. Lichtenstein(1)                38     Chairman of the Board and Chief Executive Officer            2002

Glen Kassan(1)                           60     President and Director                                       2002

J. Dwane Baumgardner(2)(3)               63     Director                                                     1990

James Henderson                          46     Director                                                     2002

Avrum Gray(2)(4)                         68     Director                                                     2002

James A. Risher(3)(4)                    61     Director                                                     2003

Mark E. Schwarz(1)(2)(3)(4)              43     Director                                                     2002

     (1)  Member of Executive Committee.
     (2)  Member of Audit Committee.
     (3)  Member of Compensation Committee.
     (4)  Member of Nominating and Corporate Governance Committee.

BUSINESS BACKGROUND

The following is a summary of the business  background and experience of each of the persons named above:

WARREN G.  LICHTENSTEIN  was elected  Chairman of the Board on January 24, 2002, and Chief Executive Officer of the Company on February 4, 2002. Mr. Lichtenstein
had  previously  served as a  director  of the  Company  from 1993 to 1997.  Mr.
Lichtenstein has served as the Chairman of the Board, Secretary and the Managing
Member of Steel Partners, L.L.C., the general partner of Steel Partners II, L.P.

("Steel") since January 1, 1996.  Prior to such time, Mr.  Lichtenstein  was the
Chairman  and a director  of Steel  Partners,  Ltd.  ("Old  Ltd."),  the general partner of Steel Partners  Associates,  L.P.,  which was the general  partner of
Steel,  from 1993  until  prior to January 1,  1996.  Mr.  Lichtenstein  was the acquisition/risk  arbitrage  analyst at  Ballantrae  Partners,  L.P.,  a private investment  partnership  formed to invest in risk arbitrage,  special situations and undervalued  companies,  from 1988 to 1990. Mr. Lichtenstein has served as a
director  and  the  Chief  Executive   Officer  of  Gateway   Industries,   Inc.
("Gateway"),  a  provider  of  database  development  and Web  site  design  and development services,  since 1994 and as Chairman of the Board from 1995 through
February  2004.  He  has  served  as  a  director  of  WebFinancial  Corporation
("WebFinancial"),  a consumer and commercial lender, since 1996 and as its Chief
Executive  Officer since December 1997.  From December 1997 to December 2003, he
also served as  President  of  WebFinancial.  Mr.  Lichtenstein  has served as a director and the President and Chief Executive  Officer of Steel Partners,  Ltd.
("SPL"), a management and advisory company that provides  management services to
Steel and other  affiliates of Steel,  since June 1999, and as its Secretary and
Treasurer from May 2001 to December 2003. Mr.  Lichtenstein  served as President of an entity  previously  known as Steel  Partners  Services,  Ltd.  ("SPS"),  a management  and advisory  company,  from October  1999 through  March 2002.  SPS provided  management services to Steel and other affiliates of Steel until March
2002, when SPL acquired the rights to provide certain  management  services from
SPS.  He has also  served as Chairman  of the Board of  Directors  of  Caribbean
Fertilizer Group Ltd. ("Caribbean Fertilizer"), a private company engaged in the production and distribution of agricultural products in Puerto Rico and Jamaica, since June 2000. Mr.  Lichtenstein is also,  since October 2003, the Chairman of the Board of United Industrial  Corporation  ("UIC"), a designer and producer of defense,  training,  transportation and energy systems.  He has also served as a director of Layne Christensen  Company,  a provider of products and services for the water, mineral, construction and energy markets, since January 15, 2004. Mr.
Lichtenstein  devotes such time to the business  affairs and  operations  of the
Company as he deems necessary to perform his duties,  which change from time to time.

GLEN KASSAN was elected as a director  on January 24, 2002 and as  President  of the Company on  February 4, 2002.  Mr.  Kassan has served as an  Executive  Vice
President  of SPL since March  2002.  Mr.  Kassan  served as an  Executive  Vice
President  of SPS from June 2001  through  March  2002 and Vice  President  from
October 1999 through May 2001.  He has also served as Vice Chairman of the Board of Directors of Caribbean Fertilizer since June 2000. Mr. Kassan has also served as Vice President,  Chief Financial Officer and Secretary of WebFinancial  since
June 2000.  From 1997 to 1998, Mr. Kassan served as Chairman and Chief Executive
Officer of Long Term Care Services,  Inc., a privately owned healthcare services company, which Mr. Kassan co-founded in 1994 and of which he initially served as
Vice Chairman and Chief Financial Officer. Mr. Kassan is currently a director of
UIC. Mr. Kassan devotes such time to the business  affairs and operations of the
Company as he deems  necessary to perform his duties,  which change from time to time.

J. DWANE  BAUMGARDNER  has been a director since 1990. Mr.  Baumgardner has been
Vice  Chairman  and  President  of Magna  Donnelly  Corporation,  an  automotive supplier of exterior and interior mirror, lighting and engineered glass systems, since  January  2003.  Prior to January  2003,  he had been the Chief  Executive
Officer and President of Magna Donnelly  Corporation  since October 2002.  Magna
Donnelly  Corporation is a wholly owned subsidiary of Magna  International Inc., which was established in October 2002 by the merger of Donnelly  Corporation and
Magna  Mirror  Systems.  Prior to October  2002,  Mr.  Baumgardner  had been the
Chairman and Chief Executive Officer of Donnelly Corporation, an automotive supplier,  since  1986.  Mr.  Baumgardner  is  currently  a director  of Wescast
Industries  and Scanlon  Leadership  Network  (where he served as President from
1983 to 1985).

AVRUM GRAY was elected as a director on May 23,  2002.  Mr. Gray is the Chairman of G-Bar Limited  Partnership,  one of the nation's largest  independent options trading firms and a leading specialist in computer-based arbitrage activities in the derivative markets,  and has held this position since 1981. Mr. Gray is also a director of Nashua Corporation, a specialty paper, label and printing supplies manufacturer;  Lynch Corporation, a holding company with subsidiaries engaged in manufacturing  and distributing  frequency control devices and glass forming and other  equipment;  and  Material  Sciences  Corporation,  a  materials  solution provider. Mr. Gray is the former Chairman of the Board of Lynch Systems, Inc., a glass press supplier to the television and computer industry, and a former Chief
Executive Officer of a privately held manufacturer of components and devices for the  automotive  aftermarket.  Additionally,  Mr. Gray has been  Chairman of the
Board of Spertus College, as well as a board member of the Illinois Institute of
Technology,  the Stuart  School,  and a number of  philanthropic  organizations, including the Jewish Federation of Chicago.

JAMES R. HENDERSON was elected as a director on January 24, 2002. Mr.  Henderson has served as an Executive Vice President of SPL since March 2002. Mr. Henderson served as a Vice  President of SPS from August 1999 through  March 2002.  He has also served as President of Gateway since December 2001. Mr. Henderson served as a director and acting Chief  Executive  Officer of ECC  International  Corp.,  a
manufacturer  and  marketer  of  computer  controlled  simulators  for  training personnel to perform  maintenance and operator  procedures on military  weapons, from December 1999 and July 2002,  respectively,  until  September  2003. He has also served as  President  and Chief  Operating  Officer of  WebFinancial  since
December  2003  and as  Vice  President  of  Operations  of  WebFinancial  since
September  2000.  Mr.  Henderson  has also served as a director  of  WebBank,  a subsidiary of  WebFinancial,  since March 2000. He has also served as a director of Del Global Technologies Corp., a designer and manufacturer of medical imaging and diagnostic  systems,  since November 2003. From January 2001 to August 2001,
Mr. Henderson served as President of MDM  Technologies,  Inc., a direct mail and marketing company that was principally controlled by Mr. Lichtenstein. From 1996 to July  1999,  Mr.  Henderson  was  employed  in various  positions  with Aydin
Corporation  which  included a tenure as President and Chief  Operating  Officer from October 1998 to June 1999. Prior to his employment with Aydin  Corporation,
Mr.  Henderson  was  employed  as  an  executive  with  UNISYS  Corporation,  an
e-business solutions provider.

JAMES A. RISHER was elected as a director on May 29, 2003.  Mr.  Risher has been the Managing  Partner of Lumina  Group,  LLC, a private  company  engaged in the business of  consulting  and  investing in small and mid-size  companies,  since
1998. He also served as Chairman and Chief Executive Officer of BlueStar Battery
Systems International,  Inc. ("BlueStar"),  a Canadian public company that is an
e-commerce  distributor  of  electrical  and  electronic  products  to  selected automotive  aftermarket segments and targeted industrial markets,  from February
2001 to May 2002.  BlueStar  filed CCAA (a  petition  for  reorganization  under
Canadian  bankruptcy  laws) in August  2001,  and a plan of  reorganization  was approved in November  2001.  From 1986 to 1998, Mr. Risher served as a director,
Chief  Executive  Officer  and  President  of  Exide  Electronics   Group,  Inc.
("Exide"), a global leader in the uninterruptible power supply industry. He also served as Chairman of Exide from December 1997 to July 1998.

MARK E. SCHWARZ was elected as a director on January 24, 2002.  Mr.  Schwarz has served as the general  partner,  directly or through entities which he controls, of Newcastle Partners,  L.P., a private investment firm, since 1993. Mr. Schwarz was Vice President and Manager of Sandera Capital,  L.L.C., a private investment firm affiliated with Hunt Financial  Group,  L.L.C.,  a Dallas-based  investment firm associated with the Lamar Hunt family ("Hunt"), from 1995 to September 1999 and a  securities  analyst  and  portfolio  Manager  for SCM  Advisors,  L.L.C., formerly a Hunt-affiliated registered investment advisor, from May 1993 to 1996.
Mr.  Schwarz  currently  serves  as  a  director  of  the  following  companies:
WebFinancial;  Nashua  Corporation,  a  specialty  paper,  label,  and  printing supplies manufacturer; Bell Industries, Inc., a computer systems integrator; and
Chairman  of the Board of Pizza  Inn,  Inc.,  a  franchisor  and food and supply distributor, since February 2004. Mr. Schwarz has served as a director and Chief
Executive  Officer  and  President  of Geoworks  Corporation,  an entity with no significant business operations,  since May 2003. He has also served as Chairman of the Board of Directors of Hallmark Financial  Services,  Inc., a property and casualty insurance holding company, since October 2001, and as its President and
Chief  Executive  Officer since  January  2003.  From October 1998 through April
1999, Mr. Schwarz served as a director of Aydin Corporation ("Aydin"), a defense electronics manufacturer.

DIRECTOR COMPENSATION

Independent (i.e., non-employee) directors receive the following fees:

     -    $5,000 quarterly retainer fee for each director;
     -    $1,250 quarterly retainer fee for each committee chairman;
     -    $1,000 for each Board meeting attended; and
     -    $750 for each committee meeting attended.

In fiscal year 1993,  the Board of  Directors  adopted a  Non-Employee  Director
Non-Qualified Stock Option Plan (the "Directors'  Plan"),  which was approved by the  shareholders  at the Company's  1993 Annual  Meeting.  Under the Directors'
Plan,  non-employee  directors  had the  right  annually  to  elect  to  receive non-qualified  stock  options in lieu of all or a stated  percentage of retainer and/or regular quarterly Board meeting  attendance fees payable for the upcoming year.  The number of shares  covered by such options was  determined at the time such fees would  otherwise  be payable  based upon the fair market  value of the
Common  Stock at such times.  However,  if a director  elected to defer all fees during the year,  the number of shares  was  determined  based upon 133% of fair market value at such times.  Elections  are  irrevocable.  The  Directors'  Plan expired on May 31, 2003.

Prior to the expiration of the Directors' Plan, each director eligible under the plan  elected  for  fiscal  year  2002 and  through  April 29,  2003 to  receive non-qualified  options in lieu of all such fees. In addition to options  granted pursuant to the Directors' Plan,  additional  options to acquire an aggregate of
38,662 shares of Common Stock were also issued in lieu of director  fees, all of which are included in the amounts set forth below. Neither Messrs.  Lichtenstein nor Kassan were eligible to participate  in the  Directors'  Plan. In accordance with such elections,  the directors  received on February 28, 2003 the following options to acquire shares of Common Stock:

                                                  OPTIONS RECEIVED
                                                  ----------------
                         J. Dwane Baumgardner         29,027
                         Mark E. Schwarz              26,123
                         James Henderson              20,824
                         Steven Wolosky               22,338
                         Richard Smith                17,796
                         Avrum Gray                   13,378

BOARD COMMITTEES AND MEETINGS

The Board met on seven  occasions  during the year ended December 31, 2003. Each of the directors  attended at least 75% of the aggregate of (i) the total number of meetings  of the Board  (held  during the period for which he was a director)
and (ii) the total  number of meetings  held by all  committees  of the Board on which he served (during the periods that he served).  There are four  Committees of the Board: the Executive  Committee,  the Audit  Committee,  the Compensation
Committee and the Nominating and Corporate Governance Committee.

Each director is expected to make  reasonable  efforts to attend Board meetings, meetings of committees of which such director is a member and the Annual Meeting
of   Shareholders.   Three  directors   attended  the  2003  Annual  Meeting  of
Shareholders.

EXECUTIVE COMMITTEE

The  Executive  Committee has and may exercise all the authority of the Board of
Directors,  except that the Executive Committee cannot make, alter or repeal any
By-Law of the  Company,  elect or appoint any  director or remove any officer or director,  submit to shareholders any action that requires shareholder approval, or amend or repeal any resolution  previously adopted by the Board, which by its terms is amendable or repealable only by the Board. The members of the Executive
Committee  are Warren G.  Lichtenstein,  Glen  Kassan and Mark E.  Schwarz.  The
Executive Committee met one time during the year ended December 31, 2003.

AUDIT COMMITTEE

The Company has a separately-designated  standing Audit Committee established in accordance with section 3(a)(58)(A) of the Exchange Act. The Audit Committee has
adopted a written charter, which is filed as Appendix A to this Proxy Statement.
The  adequacy of the  charter  has been  reviewed  and  reassessed  by the Audit
Committee on an annual basis. The members of the Audit Committee are Avrum Gray,
Mark E. Schwarz and J. Dwane Baumgardner.  The Company certifies that it has and will continue to have,  an Audit  Committee of at least three  members,  each of whom meets the criteria for being  "independent"  set forth under Section 121(A)
of the listing standards of the AMEX. In addition, the Board has determined that
Mark E. Schwarz, who is a non-management director, is a financial expert serving on the Audit Committee.  The primary purpose of the Audit Committee is to assist the Board in fulfilling its  responsibility  to oversee the Company's  financial reporting  activities.  The Audit Committee annually selects  independent public accountants to serve as auditors of the Company's  books,  records and accounts, reviews the scope of the audits performed by such auditors and the audit reports prepared by them and reviews and  monitors  the  Company's  internal  accounting procedures.  A report from the Audit  Committee  is also  included in this Proxy
Statement.  See  Audit  Committee  Report.  The  Audit  Committee  met on  seven occasions during the year ended December 31, 2003.

COMPENSATION COMMITTEE

The  Compensation  Committee  reviews  compensation  arrangements  and personnel matters.  The Compensation  Committee has adopted a written charter. The members of the Compensation  Committee are James A. Risher, Mark E. Schwarz and J. Dwane
Baumgardner.  Each member of the  Compensation  Committee meets the criteria for being  "independent"  set forth under Section 121(A) of the listing standards of the AMEX.  The  Compensation  Committee met on three  occasions  during the year ended December 31, 2003.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

The  Nominating  and  Corporate  Governance  Committee  recommends  criteria for service as a director,  reviews candidates and recommends appropriate governance
practices  and  compensation   for  directors.   The  Nominating  and  Corporate
Governance  Committee  has  adopted  a written  charter,  which is  included  as
Appendix A to this Proxy Statement and is available on the Company's  website at
www.slindustries.com.  The members of the  Nominating  and Corporate  Governance
Committee  are Mark E. Schwarz,  Avrum Gray and James A. Risher.  Each member of the Nominating and Corporate  Governance  Committee meets the criteria for being
"independent"  set forth under  Section  121(A) of the listing  standards of the
AMEX. The Nominating and Corporate  Governance Committee met one time during the fiscal year ended December 31, 2003.

The  Nominating  and  Corporate   Governance   Committee   considers  and  makes
recommendations  to the Board with  respect to the size and  composition  of the
Board and identifies potential  candidates to serve as directors,  to the extent there are  vacancies  on the Board.  The  Nominating  and  Corporate  Governance
Committee considers recommendations for director nominees from a wide variety of sources,  including members of the Board, business contacts,  community leaders, third-party  advisory  services and members of  management.  The  Nominating and
Corporate  Governance Committee also considers  shareholder  recommendations for director  nominees that are properly  received in accordance  with the Company's
Bylaws and  applicable  rules and  regulations  of the  Securities  and Exchange
Commission (the "SEC"). The Nominating and Corporate  Governance  Committee does not evaluate director  candidates  recommended by shareholders  differently than director candidates recommended by other sources.

In  considering  Board  candidates,  the  Nominating  and  Corporate  Governance
Committee  takes  into  consideration  all  factors  that it deems  appropriate,
including,   but  not  limited  to,  the  individual's   character,   education,
experience,  knowledge  and skills.  The  Nominating  and  Corporate  Governance
Committee  will also  consider  the  extent of the  individual's  experience  in business,  education  or public  service,  his or her ability to bring a desired range of skills,  diverse  perspectives  and experience to the Board and whether
the   individual   possesses   high  ethical   standards,   a  strong  sense  of
professionalism  and is capable of serving the  interests  of  shareholders.  In addition to reviewing a candidate's  background and accomplishments,  candidates for director nominees are reviewed in the context of the current  composition of the Board and the evolving needs of the Company's businesses.  It is the Board's policy that at all times at least a majority of its members  meet the  standards of  independence  promulgated  by  the  AMEX  and  the  SEC.  Additionally,  the
Nominating and Corporate Governance Committee will consider the number of boards on which the candidate  already serves when assessing  whether the candidate has the appropriate time to devote to service on the Board.

Shareholders  wishing to bring a nomination for a director  candidate prior to a meeting of shareholders  must give written notice to David R. Nuzzo,  Secretary,
SL Industries,  Inc., 520 Fellowship Road,  Suite A-114, Mt. Laurel,  New Jersey
08054,  either by personal  delivery or by United States mail,  postage prepaid.
The  shareholder's  notice must be received by the  Secretary not later than the close of business on the 120th calendar day prior to the anniversary of the date on which notice of the prior year's  annual  meeting of  shareholders  was first mailed to shareholders.  The shareholder's written notice to the Secretary shall set forth (a) as to each person whom the  shareholder  proposes to nominate  for election or  reelection  as a director all  information  relating to such person that is required to be  disclosed  in  solicitations  of proxies for election of directors,  or is otherwise  required,  in each case pursuant to Regulation  14A under the Exchange Act,  including such person's  written consent to being named in the proxy statement as a nominee and to serving as a director if elected; and
(b) as to the shareholder giving the notice and the beneficial owner, if any, on whose  behalf  the  nomination  is  made  (i)  the  name  and  address  of  such shareholder,  as they  appear on the  Company's  books,  and of such  beneficial owner,  (ii) the class and number of shares of the  Common  Stock that are owned beneficially  and of record by such  shareholder and such  beneficial  owner and
(iii) a  representation  that the shareholder is a holder of record of shares of the Common  Stock and  intends to appear in person or by proxy at the meeting of shareholders to propose such business.

The  Nominating  and  Corporate   Governance  Committee  initially  evaluates  a
prospective  nominee  on the basis of his or her  resume  and  other  background information  that has been  made  available  to the  committee.  A member of the
Nominating  and Corporate  Governance  Committee will contact for further review those  candidates who the committee  believes are  qualified,  who may fulfill a specific  Board need and who would  otherwise  best make a  contribution  to the
Board.  If, after  further  discussions  with the  candidate,  and other further review and consideration as necessary,  the Nominating and Corporate  Governance
Committee believes that it has identified a qualified candidate,  it will make a recommendation to the Board.

Except as set forth above,  the  Nominating and Corporate  Governance  Committee does not  have a formal  policy  regarding  the  handling  or  consideration  of director  candidate  recommendations  received from a  shareholder,  or a formal process  for  identifying  and  evaluating  nominees  for  directors  (including nominees recommended by shareholders).

CODE OF CONDUCT AND ETHICS

The Company has adopted a code of conduct and ethics (the  "Code")  that applies to all of its directors, officers and employees. The Code is reasonably designed to deter wrongdoing and to promote (i) honest and ethical conduct, including the ethical  handling of actual or apparent  conflicts of interest  between personal
and  professional   relationships,   (ii)  full,  fair,  accurate,   timely  and
understandable  disclosure in reports and documents filed with, or submitted to, the SEC and in other public communications made by the Company, (iii) compliance with  applicable  governmental  laws,  rules and  regulations,  (iv) the  prompt internal  reporting of violations of the Code to appropriate  persons identified in the Code, and (v) accountability for adherence to the Code. Amendments to the
Code and any grant of a waiver from a provision of the Code requiring disclosure under  applicable  SEC rules  will be  disclosed  on the  Company's  website  at
WWW.SLINDUSTRIES.COM.  The Code has been filed as an  exhibit  to the  Company's annual  report on Form 10-K for the year ended  December 31, 2003. A copy of the
Code will also be sent to shareholders upon request,  without charge, by writing to: David R. Nuzzo, Secretary,  SL Industries,  Inc., 520 Fellowship Road, Suite
A-114, Mt. Laurel, New Jersey 08054.

PROCEDURES FOR CONTACTING DIRECTORS

The  Company  has  adopted  a   procedure   by  which   shareholders   may  send
communications  as defined  within Item 7(h) of Schedule  14A under the Exchange
Act to one or more  directors  by  writing to such  director(s)  or to the whole
Board care of the Corporate Secretary, SL Industries, Inc., 520 Fellowship Road,
Suite A-114,  Mt.  Laurel,  New Jersey 08054.  Any such  communications  will be promptly  distributed by the Secretary to such individual  director(s) or to all directors if addressed to the whole Board.

SECTION 16(A) BENEFICIAL OWNERSHIP COMPLIANCE

Section 16(a) of the Exchange Act requires the Company's directors and officers, and  persons  who  own  more  than  10% of a  registered  class  of  its  equity securities, to file reports of ownership and changes in ownership of such equity securities  with the SEC and the AMEX.  Such  entities are also  required by SEC regulations  to  furnish  the  Company  with  copies of all such  Section  16(a)
reports.

Based solely on a review of Forms 3 and 4 and  amendments  thereto  furnished to the Company,  and written  representations  that no Form 5 or amendments thereto were required,  the Company  believes that during the fiscal year ended December
31, 2003, its directors and officers,  and greater than 10%  beneficial  owners, have complied with all Section 16(a) filing requirements.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

DAVID R.  NUZZO has  served as Vice  President-Finance  and  Administration  and
Secretary  since December 1997. Mr. Nuzzo has served as Treasurer  since January
2001.

JAMES C.  TAYLOR has served as  Executive  Vice  President  and Chief  Operating
Officer of the Company since January 2004. Mr. Taylor has  previously  served as
President of the Company's  Power  Electronics  Group since August 2002,  and as
President of the Company's  subsidiary,  Teal Electronics  Corp.,  since January
2000.  From  September  1997 to  December  1999,  Mr.  Taylor was  President  of
Transicoil,  a division  of Horizon  Aerospace,  LLC, a privately  held  company specializing in military, aerospace, and medical motors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain  information  regarding  ownership of the
Common  Stock,  as of April 23, 2004  (except as otherwise  noted),  by (i) each person or entity  (including such person's or entity's  address) who is known by the Company to own beneficially more than five percent of the Common Stock, (ii)
each of the Company's  directors and nominees for director who beneficially owns shares of the Common Stock, (iii) each Named Executive Officer (as defined under the Executive  Compensation  section of this Proxy  Statement) who  beneficially owns shares of the Common Stock,  and (iv) all executive  officers and directors as a group. The information presented in the table is based upon the most recent

                                       10

filings with the SEC by such persons or upon information  otherwise  provided by such persons to the Company.

                                                           Number of Shares
                       Name of Beneficial Owner          Beneficially Owned(1)           Percentage Owned(2)
                       ------------------------          ---------------------           -------------------
            The Gabelli Funds                                     1,655,533(3)                     27.9%
            One Corporate Center
            Rye, NY  10580-1435

            Steel Partners II, L.P.                              1,402,950(4)                      23.6%
            590 Madison Avenue
            32nd Floor
            New York, NY  10022

            Warren Lichtenstein                                  1,413,250(4)(5)                   23.8%

            Glen Kassan                                                  0(4)                          *

            David R. Nuzzo                                          68,186(6)                       1.0%

            James C. Taylor                                         41,850(7)                          *

            J. Dwane Baumgardner                                    96,725(8)                       1.6%

            Avrum Gray                                              39,578(9)                          *

            James Henderson                                         20,824(4)(10)                      *

            Mark E. Schwarz                                        243,473(11)                      4.1%

            Steven Wolosky(12)                                      22,338(10)                         *

            James A. Risher                                                  0                         *

            All Directors and Executive
            Officers as a Group                                  1,947,224(13)                     31.4%

* Less than one percent (1%).

(1) Beneficial  ownership is determined in accordance with the rules of the SEC.
Under such  rules,  shares are  deemed to be  beneficially  owned by a person or entity if such  person or entity  has or shares  the power to vote or dispose of the shares,  whether or not such person or entity has any  economic  interest in such shares.  Except as otherwise  indicated,  and subject to community property laws where  applicable,  the persons and entities  named in the table above have sole  voting and  investment  power with  respect to all shares of common  stock shown as beneficially  owned by them.  Shares of common stock subject to options or  warrants  currently  exercisable  or  exercisable  within 60 days are deemed outstanding for purposes of computing the percentage  ownership of the person or entity  holding  such  option or  warrant  but are not  deemed  outstanding  for purposes of computing the percentage ownership of any other person or entity.

(2) Based upon 5,937,434 shares outstanding as of April 23, 2004.

(3) Based upon a Schedule  13D/A  Amendment  No. 21 filed on March 12, 2004 with the SEC by Gabelli Group Capital Partners,  Inc. ("Gabelli  Partners"),  Gabelli
Asset  Management Inc.  ("GBL"),  Gabelli Funds,  LLC ("Gabelli  Funds"),  GAMCO
Investors, Inc. ("GAMCO"), Gabelli Advisers, Inc. ("Gabelli Advisers"),  Gabelli
Securities, Inc. ("GSI"), Gabelli & Company, Inc. ("Gabelli & Company"), Gabelli

                                       11

& Company,  Inc. Profit Sharing Plan (the "Plan"),  MJG  Associates,  Inc. ("MJG
Associates"),  Gabelli Foundation, Inc. ("Foundation"),  Mario J. Gabelli, Lynch
Corporation   ("Lynch")  and  Lynch  Interactive   Corporation   ("Interactive")
(collectively,  the  "Reporting  Persons")  in  addition  to other  information.
Gabelli Partners makes investments for its own account and is the parent company of GBL.  GBL, a public  company  listed on the New York Stock  Exchange,  is the parent company for of a variety of companies engaged in the securities business, including  (i) GAMCO  Investors,  Inc.,  a  wholly-owned  subsidiary  of GBL, an investment  adviser  registered  under the  Investment  Advisers Act of 1940, as amended,  which provides  discretionary  managed  account  services for employee benefit plans, private investors, endowments,  foundations and others; (ii) GSI, a  majority-owned  subsidiary  of  GBL,  which  acts  as a  general  partner  or investment manager to limited partnerships and offshore investment companies and as a part of its business may purchase or sell  securities  for its own account;
(iii) Gabelli Funds,  a  wholly-owned  subsidiary of GBL, which is an investment adviser registered under the Investment Advisers Act of 1940, as amended,  which presently provides discretionary managed account services for various registered investment  companies;  and (iv) Gabelli Advisors, a subsidiary of GBL, which is an investment advisor providing  discretionary  advisory services to The Gabelli
Westwood Mighty Mites Fund.

Gabelli  &  Company,  a  wholly-owned  subsidiary  of  GSI,  is a  broker-dealer registered  under the Exchange  Act,  which as a part of its business  regularly purchases  and sells  securities  for its own  account.  The Plan,  a  qualified employee profit sharing plan, covers  substantially all employees of GBL and its affiliates.  MJG Associates  provides  advisory  services to private  investment partnerships and offshore funds,  and Mario J. Gabelli is its sole  stockholder, director and employee.  The Foundation is a private foundation in which Mario J.
Gabelli is President,  a Trustee and the Investment  Manager of the  Foundation.
Lynch  is a  public  company  traded  on  the  AMEX  engaged  in  manufacturing.
Interactive is a public company listed on the AMEX and is a holding company with operating subsidiaries engaged primarily in the rural telephone industry.  Lynch and Interactive  actively pursue new business ventures and  acquisitions.  Lynch and Interactive  make  investments in marketable  securities to preserve capital and maintain liquidity for financing their business  activities and acquisitions and are not engaged in the  business of  investing,  reinvesting,  or trading in
securities.   Mario  J.  Gabelli  is  a  director,  officer  and  a  substantial shareholder  of Lynch and  Interactive.  Mario J.  Gabelli is also the  majority stockholder and Chairman of the Board of Directors and Chief  Executive  Officer
of Gabelli  Partners and GBL, and the Chief  Investment  Officer for each of the
Reporting Persons.  Gabelli Partners is the majority shareholder of GBL. GBL, in turn, is the sole stockholder of GAMCO. GBL is also the majority  stockholder of
GSI and the  largest  shareholder  of Gabelli  Advisers.  Gabelli & Company is a wholly-owned subsidiary of GSI.

Includes the following  shares deemed to be owned  beneficially by the following affiliates:  1,364,433  shares  held  by  GAMCO;  153,000  shares  held  by  MJG
Associates;  111,500 shares held by Gabelli Funds; 24,600 shares held by Gabelli
Advisors;  and 2,000 shares held by  Foundation.  The  foregoing  persons do not admit to  constituting  a group  within  the  meaning  of  Section  13(d) of the
Exchange  Act.  Mario J. Gabelli is deemed to have  beneficial  ownership of the securities owned beneficially by each of the foregoing persons. GSI is deemed to have  beneficial  ownership of the securities  owned  beneficially  by Gabelli &
Company. GBL and Gabelli Partners are deemed to have beneficial ownership of the securities  owned  beneficially by each of the foregoing  persons other than the
Foundation.

                                       12

Gabelli  Partners,  GBL, GAMCO, and Gabelli & Company are New York  corporations and  GSI and  Gabelli  Advisers  are  Delaware  corporations,  each  having  its principal business office at One Corporate Center, Rye, New York 10580.  Gabelli
Funds is a New York limited  liability  company  having its  principal  business office at One  Corporate  Center,  Rye,  New York  10580.  MJG  Associates  is a
Connecticut  corporation  having its principal  business office at 140 Greenwich
Avenue,  Greenwich,  CT 06830. The Foundation is a Nevada corporation having its principal offices at 165 West Liberty Street,  Reno,  Nevada 89501.  Lynch is an
Indiana  corporation  having its principal  business office at 50 Kennedy Plaza,
Suite  1250,  Providence,   Rhode  Island  02903.   Interactive  is  a  Delaware
corporation having its principal place of business at One Corporate Center, Rye,
New York 10580.

(4) Based upon a Schedule  13D/A  Amendment No. 12 filed jointly on September 5,
2003 with the SEC by Steel, Mr. Lichtenstein,  Mr. Kassan and Mr. Henderson,  in
addition  to other  information.  In such  filing  Mr.  Kassan  reports  that he beneficially  owns no shares of common stock and Mr.  Henderson  reports that he beneficially  owns the right to acquire  20,824 shares at any time upon exercise of stock options.

(5)  Includes  the  1,402,950  shares of which,  by  virtue of his  position  as
Chairman of the Board,  Chief  Executive  Officer and  Secretary  of Steel,  Mr.
Lichtenstein has the power to vote and dispose.

(6) Includes 4,500 shares owned by Mr. Nuzzo, 5,936 shares beneficially owned by
Mr. Nuzzo as a participant in the Company's Savings and Pension Plan, and 57,750
shares  which Mr.  Nuzzo has the right to acquire at any time upon  exercise  of stock options.

(7)  Includes  5,000  shares  owned  directly by Mr.  Taylor,  100 shares  owned indirectly by Mr. Taylor  through a family  member,  and 36,750 shares which Mr.
Taylor has the right to acquire at any time upon exercise of stock options.

(8) Includes 4,496 shares owned by Mr.  Baumgardner  and 92,229 shares which Mr.
Baumgardner has the right to acquire at any time upon exercise of stock options.

(9) Includes  3,500 shares held by Mr.  Gray's  Individual  Retirement  Account,
13,400 shares held by 1993 GF Limited Partnership,  in which the general partner is a corporation  owned solely by Mr. Gray, and 6,800 shares held by AVG Limited
Partnership,  in which Mr. Gray is a general partner. Also includes 2,500 shares held by JYG  Limited  Partnership,  in which  Mr.  Gray's  spouse  is a  general partner,  and 13,378  shares which Mr. Gray has the right to acquire at any time upon  exercise of stock  options.  Except for the shares held in his  Individual
Retirement Account and by JYG Limited Partnership, Mr. Gray disclaims beneficial ownership of these shares.

(10) Represents options to acquire shares of Common Stock at any time.

(11)  Includes  217,350  shares of which,  by virtue of his position as Managing
Member of  Newcastle  Capital  Group,  L.L.C.,  which is the general  partner of
Newcastle  Capital  Management,  L.P., which is the general partner of Newcastle
Partners,  L.P,  Mr.  Schwarz has the power to vote and dispose.  Also  includes
26,123  shares  which  Mr.  Schwarz  has the right to  acquire  at any time upon exercise of stock options.

(12) Steven Wolosky is not standing for re-election to the Board.

                                       13

(13) Includes  270,392  shares which  directors and executive  officers have the right to acquire,  at any time, upon the exercise of nonqualified  and incentive stock options granted by the Company.

                             EXECUTIVE COMPENSATION

The  following  table  sets forth  certain  information  regarding  compensation awarded  to,  earned by or paid to the Chief  Executive  Officer and each of the
Company's other executive  officers whose total annual salary and bonus exceeded
$100,000  during  the  year  ended  December  31,  2003  (the  "Named  Executive
Officers")  for services in all  capacities  during the years ended December 31,
2003, 2002 and 2001.

SUMMARY COMPENSATION TABLE

                                                                                               Long-Term
                                                                                              Compensation
                                                                                           Awards Securities    All Other
                  Name and                                        Annual Compensation          Underlying      Compensation
             Principal Position                   Year        Salary ($)     Bonus ($)       Options/SARs(#)       ($)
-----------------------------------               ----        ----------     ---------     -----------------   ------------
Warren G. Lichtenstein(1)                         2003              0              0              0            475,000(1)
    Chairman of the Board and Chief               2002              0              0              0            362,000(1)
    Executive Officer

Glen Kassan(1)                                    2003              0              0              0            475,000(1)
    President                                     2002              0              0              0            362,000(1)

David R. Nuzzo                                    2003        171,000         25,500              0              4,000(2)
    Vice President-Finance                        2002        171,000         10,000              0            353,384(3)
    and Administration, Treasurer and             2001        171,000              0         17,000             19,567(2)
    Secretary

(1)  Mr. Lichtenstein was elected Chairman of the Board on January 24, 2002, and named Chief  Executive  Officer on February 4, 2002.  Mr.  Kassan was named
     President  on February 4, 2002.  Neither  Messrs.  Lichtenstein  nor Kassan
     receive direct compensation from the Company. Mr.  Lichtenstein's  services as  Chairman  of the Board and Chief  Executive  Officer  and Mr.  Kassan's
     services as President  are provided to the Company in  accordance  with the provisions of a management  agreement  with SPL. The fee paid to SPL by the
     Company was  $475,000 in fiscal year 2003 and $362,000 in fiscal year 2002.
     See "Compensation  Committee Report on Executive Compensation" and "Certain
     Relationships and Related Transactions" presented below.
(2)  Includes our matching  contributions and profit sharing  contributions made to the SL Industries, Inc. Savings and Pension Plan in the amount of $8,500 in 2001 and  $4,000  in 2003.  Our  contribution  to the plan is based on a percentage of the  participant's  elective  contributions up to the maximum defined under the plan and a fixed percentage,  determined  annually by the
     Board of Directors,  of the participant's total annual earnings.  Under the plan,  benefits are payable at  retirement  as a lump sum or as an annuity.
     Also includes  premiums  paid for group term life  insurance for Mr. Nuzzo.
(3)  Consists of payments  made to Mr. Nuzzo  relating to payments  made under a change-in-control  agreement  and  group  life  insurance  premiums  in the amounts of $352,556 and $828, respectively.

STOCK OPTION GRANTS IN LAST FISCAL YEAR

The Company did not grant  options to the Named  Executive  Officers  during the fiscal year ended December 31, 2003.

                                       14

AGGREGATED  STOCK OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END STOCK
OPTION VALUES

The  following  table sets forth the number of shares  received upon exercise of stock options by each of the Named Executive  Officers during the last completed fiscal year and the  aggregate  options to purchase  shares of the Common  Stock held by the Named Executive Officers at December 31, 2003.

                                 NUMBER OF SECURITIES
                                 UNDERLYING                 VALUE OF UNEXERCISED IN-
                                 UNEXERCISED OPTIONS        THE-MONEY OPTIONS AT
                                 AT FISCAL YEAR-END (#)     FISCAL YEAR-END($)(1)
                                 ----------------------     ---------------------

                                 EXERCISABLE/               EXERCISABLE/
          NAME                   UNEXERCISABLE              UNEXERCISABLE
----------------------           -------------              -------------
Warren G. Lichtenstein                    0/0                        0/0
Glen Kassan                               0/0                        0/0
David R. Nuzzo                   57,750/4,250                        0/0

(1)  Computed by multiplying the number of options by the difference between (i)
     the per share closing price at fiscal year-end and (ii) the exercise price per share.

EQUITY COMPENSATION PLAN SUMMARY

The following table sets forth information as of December 31, 2003 regarding the number of shares of Common Stock  issued and  available  for issuance  under the
Company's existing equity compensation plans:

                                                                                                   NUMBER OF SECURITIES
                                                                                                  REMAINING AVAILABLE FOR
                                                                                                  FUTURE ISSUANCE UNDER
                                              NUMBER OF SECURITIES TO BE    WEIGHTED-AVERAGE       EQUITY COMPENSATION
                                                ISSUED UPON EXERCISE OF     EXERCISE PRICE OF        PLANS (EXCLUDING
          PLAN CATEGORY                           OUTSTANDING OPTIONS,     OUTSTANDING OPTIONS,     SECURITIES REFLECTED
                                                   WARRANTS AND RIGHTS      WARRANTS AND RIGHTS        IN COLUMN (A))
---------------------------------             --------------------------   --------------------   -----------------------
                                                          (a)                     (b)                        (c)
Equity compensation plans approved by
security holders                                       812,066                   $10.04                      0
Equity compensation plans not approved by
security holders                                        38,662                   $6.00                       0

Total                                                  850,728                   $9.85                       0

LONG-TERM INCENTIVE PLANS-AWARDS IN LAST FISCAL YEAR

The  Company did not grant  awards to any of its  executive  officers  under any long-term incentive plans during the fiscal year ended December 31, 2003.

                                       15

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Messrs.  Schwarz  and  Wolosky  each  served  as a  member  of the  Compensation
Committee  of the Board of Directors  through  July 1, 2003 and Messrs.  Risher,
Schwarz and Baumgardner served from July 1, 2003 through December 31, 2003. None of the  committee  members were officers or employees of the Company at any time prior to December 31, 2003 or had any  relationship  requiring  disclosure below under the caption "Certain Relationships and Related Transactions."

EMPLOYMENT CONTRACTS, TERMINATION AND CHANGE-IN-CONTROL ARRANGEMENTS

James C.  Taylor was named the  Company's  Executive  Vice  President  and Chief
Operating  Officer in January of 2004,  prior to which he served as President of the Company's  Power  Electronics  Group and of the Company's  subsidiary,  Teal
Electronics  Corp.  Pursuant  to an  agreement  dated as of  August 5, 2002 (the
"Agreement"),  Mr.  Taylor  shall be paid a bonus (i) upon the  occurrence  of a change in control  (the  "Change in Control  Bonus") or (ii) upon  delivery of a notice by Mr. Taylor requesting the payment of the bonus, which may be in one or two parts  (together with the Change in Control Bonus,  the "Bonus").  The Bonus shall be an amount  equal to the  product of (i)  100,000 and (ii) the amount by which the price of the Common  Stock  exceeds  $5.45.  Upon his  termination  of employment  with the Company for any reason,  Mr.  Taylor  shall have no further right to receive the Bonus.

Mr. Taylor is party to a change in control  agreement dated as of April 20, 2004
(the "Change in Control Agreement") by and between him and the Company. Pursuant to the Change in Control Agreement,  Mr. Taylor shall receive a payment equal to two times his annual  salary in the event he is  terminated  as Chief  Operating
Officer without cause or he terminates his employment as Chief Operating Officer for good  reason  within one year of a change in  control of the  Company or the execution of a  definitive  agreement  contemplating  a change in control of the
Company.

                                PERFORMANCE GRAPH

The following  Performance  Graph  summarizes the cumulative  total  shareholder return on an investment  of $100 on July 31, 1998 in the Company's  Common Stock
for the  period  from  that  date to  December  31,  2003,  as  compared  to the cumulative  total return on a similar  investment of $100 on that date in stocks comprising the S&P Electrical  Components & Equipment Group and the Russell 2000
Stock  Index.  The  graph  assumes  the  reinvestment  of  all  dividends.   The
Performance Graph is not necessarily indicative of future performance.

                                                     7/31/98       7/30/99      12/31/99       12/29/00      12/31/01
                                                     -------       -------      --------       --------      --------
SL Industries, Inc.                                    $100.00        $84.83        $80.41        $79.94         $40.88
S&P Electrical Components & Equipment Group            $100.00       $138.92       $156.56       $188.99        $146.81
Russell 2000 Stock Index                               $100.00       $106.31       $120.54       $115.34        $116.51

                                                    12/31/02       12/31/03
                                                    --------       --------
SL Industries, Inc.                                     $37.04        $56.05
S&P Electrical Components & Equipment Group            $139.84       $201.01
Russell 2000 Stock Index                                $91.37       $132.83

---------------------

                                       16

                       BOARD COMPENSATION COMMITTEE REPORT
                            ON EXECUTIVE COMPENSATION

The Compensation  Committee of the Board is responsible for the establishment of the level  and  manner  of  compensation  of the  Company's  executive  officers
(including  its  Named  Executive  Officers).   In  addition,  the  Compensation
Committee seeks to ensure that sound  compensation  policies and practices exist and are being  followed.  At the end of fiscal  year  2003,  the  members of the
Compensation  Committee were James A. Risher (Chairman),  Mark E. Schwarz and J.
Dwane Baumgardner, each of whom is a non-employee directors of the Company.

The  following  describes the  Compensation  Committee's  compensation  policies applicable to its executive officers  (including its Named Executive  Officers), including the relationship of corporate  performance to executive  compensation, with respect to compensation reported for the last fiscal year.

The Compensation Committee believes that executive compensation should be linked to value delivered to  shareholders.  The Company's  compensation  programs have been  designed to provide a  correlation  between the  financial  success of the executive and the shareholders. Both long and short-term incentives are intended to align  the  interests  of  executives  and  shareholders  and to  reward  the executive for building value within the Company.

The functions of the Compensation  Committee are to oversee general compensation policies  for the  Company's  employees,  to  review  and  approve  compensation
packages   annually  for  the  Company's   executive   officers  and  subsidiary
presidents,  to approve cash  incentive  programs for all  subsidiaries,  and to grant  stock  options to officers  of the  Company  and other key  employees  as appropriate.  The  Company  seeks to provide  executive  compensation  that will support the achievement of the Company's  financial goals,  while attracting and retaining talented executives and rewarding superior performance.  In performing
this  function,   the  Compensation  Committee  reviews  executive  compensation surveys, the compensation levels of executive officers of companies in competing businesses  and in the Company's  geographic  markets,  and  recommendations  by
Messrs.  Lichtenstein and Kassan,  the Company's Chairman of the Board and Chief
Executive Officer and President,  respectively.  The Compensation  Committee may also from time to time consult with  independent  compensation  consultants  and others.

The  Committee's  current  philosophy is to balance  short-term  performance  of
executives  with   achievement  of  long-range   strategic  goals  resulting  in
continuously  improving  shareholder value, and to engender and preserve a sense of fairness and equity among employees,  shareholders, and customers. In keeping with  that  philosophy,  it has  set  the  following  objectives:  (1) to link a significant  portion of annual compensation  directly to operating  performance;
(2) to  promote  achievement  of the  Company's  long-term  strategic  goals and objectives;  (3) to align the  interest  of Company  executives  with  long-term shareholder  interest;  (4) to align the  interest  of  Company  employees  with long-term  shareholder  interest;  and  (5) to  attract,  retain,  and  motivate executives critical to the Company's long-term success.

The Company's executive  compensation program consists of base salary and annual cash bonus incentive.  At the present time, the Company does not have any option plans in effect. (Along with all other employees, executives also participate in one of the  Company's  defined  contribution  pension  plans.)  Salary levels of

                                       17

executive officers are reviewed annually by the Compensation Committee. In order to  align  the  interests  of  executive  officers  with  long-term  shareholder interest,  bonus  payments are awarded only if Company  performance  targets are met, or if the Compensation  Committee believes there are special circumstances.
If the Company  performance  targets are met,  bonus  payments  are based on the achievement of such targets and the achievement of individual performance goals, including certain non-financial performance measurements such as improvements in productivity,  improvement of product  quality,  development and introduction of new products, and relationships with customers.

Bonus amounts are  calculated  after fiscal  year-end  financial  results become available to the  Compensation  Committee and are determined in accordance  with guidelines  established  by  the  Compensation  Committee.  Compensation  in any
particular  case will vary on the basis of the  Company's  annual and  long-term performance as well as individual performance.

No  specific  weight  or  relative   importance  was  assigned  to  the  various
non-quantitative  factors and  compensation  information  which the Compensation
Committee  considered.  Accordingly,  the  Company's  compensation  policies and practices  may be deemed  informal and  subjective,  although they were based on both  the  financial  and  non-financial  factors  and  detailed  considerations described above.

The Compensation Committee believes stock options and stock ownership contribute to the aligning of the  executive's  interests  with those of the  shareholders.
From time to time, the  Compensation  Committee has provided long term incentive compensation in the form of stock options where  appropriate as compensation for its executive  officers.  In determining  whether individual stock option grants will be made,  the  Compensation  Committee  evaluates  each  participant's  job responsibilities  and performance during the last completed fiscal year, as well as the  perceived  potential  that the  individual  has in  contributing  to the success of the  Company.  The Company did not grant any options to  employees in
2003 because the Company's stock option plans were expired.

Mr. Lichtenstein's services as Chairman of the Board and Chief Executive Officer
and Mr. Kassan's services as President are provided to the Company in accordance with the provisions of a management  agreement  with SPL. Under this  agreement,
SPL  provides  management  services  to the  Company  for an annual fee plus all reasonable and necessary  business  expenses incurred in the performance of such services.  The  aggregate  annual fee paid under this  agreement for fiscal year
2003 was $475,000.  Neither  Messrs.  Lichtenstein  nor Kassan  receives  direct
compensation  from  the  Company.  The  Compensation   Committee  considers  the
management  services  provided  by SPL  important  to  achieving  the  Company's objectives  and believes the fees paid are less than what the Company would have to pay a Chief Executive Officer and President.  See "Certain  Relationships and
Related Transactions."

                                       18

The  Company  did not pay cash  bonuses  or grant  stock  options  to its  Named
Executive  Officers for fiscal year 2003, other than to Mr. Nuzzo who received a bonus in the amount of $25,500.

                                              Sincerely yours,

                                              COMPENSATION COMMITTEE
                                              James A. Risher
                                              Mark E. Schwarz
                                              J. Dwane Baumgardner

                                       19

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

As a result of certain  services being provided to the Company by SPL, a company controlled  by the  Chairman  of the Board and Chief  Executive  Officer  of the
Company, Warren Lichtenstein,  the Compensation Committee engaged an independent firm to provide a report and advice regarding the amount of management fees that should be payable to SPL. These fees are the only consideration for the services of the Chairman of the Board and Chief Executive Officer,  Warren  Lichtenstein,
the  Company's  President,  Glen  Kassan,  and other  assistance  from SPL.  The services  provided  include  management  and advisory  services  with respect to operations,  strategic  planning,  finance  and  accounting,  merger,  sale  and acquisition activities and other aspects of the businesses of the Company. A fee of  $475,000  and  $362,000  was paid by the  Company  for  SPL's  2003 and 2002 services.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF  DIRECTORS  RECOMMENDS  A VOTE  "FOR" THE  ELECTION  OF EACH OF THE
NOMINEES.

                                       20

                          REPORT OF THE AUDIT COMMITTEE

The Audit  Committee  assists the Board in  fulfilling  its  responsibility  for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. Each member of the Audit Committee meets the criteria for being  "independent" set forth under AMEX Rule P. 10,021, Sec. 121.
During the fiscal year ended December 31, 2003, the Committee met seven times.

In discharging its responsibility for oversight of the audit process,  the Audit
Committee obtained from the independent  auditors,  Grant Thornton LLP, a formal written  statement  describing  any  relationships  between the auditors and the
Company  that  might  bear on the  auditors'  independence  consistent  with the
Independent Standards Board Standard No. 1, "Independence Discussions with Audit
Committees," and discussed with the auditors any relationships that might impact the  auditors'  objectivity  and  independence  and  satisfied  itself as to the auditors' independence.

The  committee  discussed  and  reviewed  with  the  independent   auditors  the
communications  required by generally  accepted  auditing  standards,  including those  described  in  Statement  on  Auditing  Standards  No.  61,  as  amended,
"Communication  with Audit Committees" and discussed and reviewed the results of the independent  auditors'  examination of the financial statements for the year ended December 31, 2003.

The committee reviewed the audited financial statements of the Company as of and for the year ended  December  31,  2003,  with  management  and the  independent auditors.  Management has the  responsibility  for  preparation of the Company's financial  statements and the independent  auditors have the  responsibility for examination of those statements.

Based upon the  above-mentioned  review and discussions  with management and the independent auditors,  the committee recommended to the Board that the Company's audited  financial  statements be included in its Annual Report on Form 10-K for the year ended December 31, 2003, for filing with the SEC.

                                             AUDIT COMMITTEE
                                             Mark Schwarz
                                             Avrum Gray
                                             J. Dwane Baumgardner

                                       21

            ITEM 2: RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Board has selected Grant Thornton LLP to serve as the Company's  independent auditors.  Grant Thornton LLP has served as the Company's  independent  auditors since July,  2002. While it is not required to do so, the Board is submitting to shareholders  for  ratification  the  selection  of  Grant  Thornton  LLP as the
Company's  independent  auditors for the year ending  December  31,  2004.  This submission  for  shareholders  ratification  is  being  undertaken  in  order to ascertain the  shareholders'  views. Such ratification of the selection of Grant
Thornton LLP will require the  affirmative  vote of the holders of a majority of the shares of Common  Stock  entitled  to vote  thereon and  represented  at the
Meeting.  The Board will reconsider its selection  should the shareholder  votes evidence disapproval.

On July 18, 2002, the Company announced that it dismissed Arthur Andersen LLP as
its  independent   accountants  and  engaged  Grant  Thornton  LLP  as  its  new independent  accountants.  The decision to dismiss Arthur Andersen and to engage
Grant  Thornton  LLP was  recommended  by the Audit  Committee  of the Board and approved by the Board.

Arthur  Andersen's  reports on the Company's  financial  statements for the year ended  December 31, 2001 did not contain an adverse  opinion or a disclaimer  of opinion,  and it was not qualified or modified as to audit scope,  or accounting principles.

However,  as a result  of an  impairment  charge  related  to the  write-off  of intangible  assets of a  subsidiary  of the Company  recognized  at December 31,
2001,  the Company was in  violation  of its net income  covenant for the fourth quarter of 2001 under its revolving credit facility.  Additionally,  on March 1,
2002 the Company received a notice from its lenders stating that the Company was in default  under the  revolving  credit  facility  due to its failure to meet a scheduled debt reduction.  Consequently, Arthur Andersen's report for the period ended December 31, 2001 dated March 15, 2002 contained the following  paragraph:
"The  accompanying  financial  statements  have been prepared  assuming that the
Company  will  continue  as a  going  concern.  As  discussed  in  Note 1 to the consolidated  financial  statements,  the Company was in technical default under its revolving  credit  facility at December 31, 2001 and an additional  event of default  occurred on March 1, 2002. Due to these events of default,  the lenders that provide the  revolving  credit  facility do not have to provide any further financing and have the right to terminate  the facility and demand  repayment of all  amounts  outstanding.  The  existence  of these  events of  default  raises substantial  doubt about the Company's  ability to continue as a going  concern.
Management's  plans in regard to this matter are also  described  in Note 1. The consolidated  financial  statements  do not include any  adjustments  that might result from the outcome of this uncertainty."

On May 23, 2002, the Company and its lenders  reached an agreement,  pursuant to which the  lenders  granted a waiver of default and  amended  certain  financial covenants of the revolving credit facility.  As a result of this agreement,  the
Company was in full compliance with the revolving credit facility.

On January 6, 2003,  the Company  entered into a senior credit  facility,  which provides for debt financing for a term of three years.  See Note 10 in the Notes to Consolidated  Financial  Statements included in Part IV of the Company's 2003
Annual Report on Form 10-K filed with the SEC.

                                       22

During the year ended December 31, 2001, and subsequent  interim periods through
July 18, 2002, there were no disagreements with Arthur Andersen on any matter of accounting  principles or practices,  financial statement disclosure or auditing scope or procedure  which,  if not resolved to Arthur  Andersen's  satisfaction, would have caused them to make  reference  to the subject  matter in  connection with their report on the Company's  consolidated  financial  statements  for the year ended December 31, 2001, and there were no reportable  events as defined in
Item 304(a)(1)(v) of Regulation S-K of the Exchange Act.

During the year ended December 31, 2001 and subsequent  interim  periods through
July 18, 2002, the Company did not consult with Grant Thornton LLP regarding the
application  of  accounting  principles  to  a  specified  transaction,   either
completed  or proposed,  or the type of audit  opinion that might be rendered on the Company's consolidated financial statements,  or any other matters or events as set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K of the Exchange Act.

AUDIT FEES

The aggregate fees billed by Grant Thornton LLP for  professional  fees rendered in connection with the audit of the Company's  annual  financial  statements and the reviews of the  Company's  financial  statements  included in the  Company's quarterly  reports  on Form  10-Q,  including  services  related  thereto,  were
$223,000  for the year ended  December  31, 2003 and $234,260 for the year ended
December 31, 2002.

AUDIT-RELATED FEES

The  aggregate  fees  billed by Grant  Thornton  LLP for  assurance  and related services that are reasonably  related to the  performance of the audit or review of the  Company's  financial  statements  and are not reported as "Audit  Fees,"
including statutory audits of the Company's foreign subsidiaries,  due diligence related to mergers and  acquisitions,  work performed on the Company's  proposed
Registration  Statement  on Form  S-1  filed  with the  SEC,  and  consultations concerning  financial  accounting and reporting matters not classified as audit, were  $19,063 for the year ended  December  31, 2003 and  $156,668  for the year ended December 31, 2002.

TAX FEES

The  aggregate  fees  billed by Grant  Thornton  LLP for  professional  services rendered for tax  compliance,  tax advice and tax planning  were $26,594 for the year ended  December 31, 2003 and $48,128 for the year ended  December 31, 2002.
The  services  comprising  the fees  reported as "Tax Fees"  included tax return preparation in various foreign jurisdictions, consultation regarding various tax issues,  and support  provided to management in connection with income and other tax audits.

ALL OTHER FEES

The aggregate  fees billed by Grant Thornton LLP for products and services other than those  described above were $1,330 for the year ended December 31, 2003 and
$30,207 for the year ended December 31, 2002.  The services  comprising the fees reported  as "All  Other  Fees"  primarily  related  to  services  performed  in connection with the Company's  proposed rights offering,  which was subsequently terminated.

                                       23

PRE-APPROVAL POLICIES AND PROCEDURES

All audit and non-audit  services to be performed by the  Company's  independent accountant must be approved in advance by the Audit  Committee.  Consistent with applicable law, limited amounts of services,  other than audit, review or attest services, may be approved by one or more members of the Audit Committee pursuant to  authority  delegated by the Audit  Committee,  provided  each such  approved service is reported to the full Audit Committee at its next meeting.

All of the  engagements  and fees for the year  ended  December  31,  2003  were approved by the Audit Committee.  Of the total number of hours expended on Grant
Thornton LLP's engagement to audit the Company's  financial  statements for year ended December 31, 2003,  none of the hours were attributed to work performed by persons other than Grant Thornton LLP's full-time, permanent employees.

The Audit Committee  considered  whether the provision of non-audit  services by
Grant Thornton LLP was compatible with its ability to maintain independence from an audit standpoint and concluded that Grant Thornton LLP's independence was not compromised.

Representatives  of Grant Thornton LLP are expected to be present at the Meeting and available to respond to appropriate  questions.  Such  representatives  will have the opportunity to make a statement if they desire to do so.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE SELECTION
OF GRANT THORNTON LLP.

                              SHAREHOLDER PROPOSALS

In order to be considered for inclusion in the proxy materials to be distributed in  connection  with the next annual  meeting of  shareholders  of the  Company, shareholder proposals for such meeting must be submitted to the Company no later than December 30, 2004.  Shareholders  wishing to nominate  directors or bring a proposal before the 2005 annual meeting of  shareholders  (but not include it in the Company's  proxy material) must provide written notice of such nomination or proposal to the  attention of the corporate  secretary,  no later than March 15,
2005.

                                  OTHER MATTERS

So far as now known,  there is no business other than that described above to be presented for action by the shareholders at the Meeting, but it is intended that the proxies will be voted upon any other matters and proposals  that may legally come before the  Meeting or any  adjournment  thereof,  in  accordance  with the discretion of the persons named therein.

                                       24

                                  ANNUAL REPORT

The  Company is  concurrently  sending all of its  shareholders  of record as of
April 23, 2004 a copy of its Annual Report for the year ended December 31, 2003.
Such report contains the Company's certified  consolidated  financial statements for  the  year  ended  December  31,  2003,  including  that  of  the  Company's subsidiaries.

Whether or not you intend to be present at the Meeting you are urged to sign and return your proxy promptly.

                                             By order of the Board of Directors,
                                             Warren Lichtenstein
                                             Chairman

Mt. Laurel, New Jersey
April 29, 2004

A COPY OF THE COMPANY'S  ANNUAL REPORT ON FORM 10-K AND ANY  AMENDMENTS  THERETO
FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS PROVIDED WITH CERTAIN OTHER
SHAREHOLDER  INFORMATION IN THE MATERIALS ACCOMPANYING THIS PROXY STATEMENT.  TO
OBTAIN  ADDITIONAL  COPIES  WITHOUT  CHARGE,  PLEASE  WRITE TO:  DAVID R. NUZZO,
SECRETARY,  SL INDUSTRIES,  INC., 520 FELLOWSHIP  ROAD, SUITE A-114, MT. LAUREL,
NEW JERSEY 08054.

                                       25

                                   APPENDIX A

                             AUDIT COMMITTEE CHARTER

                                       OF

                               SL INDUSTRIES, INC.

                                  January 2004

                   ------------------------------------------

PURPOSE OF THE AUDIT COMMITTEE

The Audit  Committee (the  "Committee") is a committee of the Board of Directors
(the "Board") of SL Industries, Inc. (the "Company") established for the purpose of overseeing the accounting  and financial  reporting  processes of the Company and audits of its financial statements.

The purposes of the  Committee  shall be to assist the Board in  fulfilling  its oversight  responsibilities  to the stockholders,  potential  stockholders,  the investment  community,  and others,  with  respect to: (i) the  integrity of the
Company's  financial  statements;  (ii) the Company's  compliance with legal and regulatory  requirements;  (iii) the independent  auditors'  qualifications  and independence;  and (iv) the performance of the Company's internal audit function and independent auditors.

The Committee  shall serve as an independent  and objective party to monitor the
Company's  financial reporting process and internal control system. In so doing, the Committee shall maintain free and open communication  between the Committee, the independent auditors,  and the management of the Company. In discharging its oversight  role, the Committee is empowered to investigate any matter brought to its attention with full access to all books,  records,  facilities and personnel of the Company  and to engage,  determine  funding  for,  and obtain  advice and assistance  from  independent  counsel and other advisors as the Committee deems necessary to carry out its duties.  The Company  shall also provide  funding for ordinary  administrative  expenses of the  Committee  that the  Committee  deems necessary or appropriate in carrying out its duties.

COMPOSITION AND MEMBERSHIP REQUIREMENTS

The Board shall  appoint the Committee  and shall  designate  its Chairman.  The
Committee shall consist of at least three  independent  directors,  each of whom shall  satisfy the  independence  requirements  of the American  Stock  Exchange
("AMEX"),  the Securities and Exchange  Commission  (the "SEC"),  and applicable law,  including the  Sarbanes-Oxley  Act of 2002 and the regulations  thereunder
(the "Act").  Each appointed  director shall be independent of the management of

                                      A-1

the Company, both directly and indirectly,  and free from any relationship that, in the opinion of the Board,  would  interfere  with the  exercise of his or her independent  judgment as a member of the Committee.  In particular,  the members will  not  have any  compensatory  relationship  with,  or  receive  any form of compensation  from,  the  Company  other than as a director  or Board  committee member,  accept any  consulting,  advisory  or other  compensatory  fee from the
Company  or be an  affiliated  person of the  Company or any  subsidiary  of the
Company.

The Committee  members shall be financially  literate and have the knowledge and experience required to fulfill their responsibilities,  as specified in the AMEX requirements.  At least one member of the Committee  shall have past  employment experience in finance or accounting,  requisite  professional  certification  in accounting,  or any other  comparable  experience or background which results in that  individual's  financial  sophistication,  including being or having been a chief executive  officer, a chief financial officer or other senior officer with financial  oversight  responsibilities.  The Committee members shall satisfy all other requirements of the AMEX, the SEC and the Act.

COMMITTEE MEETINGS

      1. COMMITTEE  MEETINGS.  The Committee  shall meet as a committee at least quarterly,  or more frequently as circumstances require,  either in person or by telephone  conference call. The Committee shall maintain minutes of meetings and report to the Board on significant results of the foregoing activities.

      2. MEETINGS WITH INDEPENDENT  AUDITORS.  The Committee shall meet with the independent  auditors  at least  four times  during  each year and at such other times that the  Chairman  may deem  necessary  or  appropriate  for any  reason, including at the request of the independent auditors.

      3. SEPARATE  MEETINGS.  The Committee  shall meet in executive  session at least  annually  with  management,  the  independent  auditors  and the internal auditors, separately.

COMMITTEE RESPONSIBILITIES AND DUTIES

The  following  shall be the principal  recurring  processes of the Committee in carrying out its  oversight  responsibilities.  The processes are set forth as a guide  with  the  understanding  that  the  Committee  may  supplement  them  as appropriate:

     1. REVIEW AND OVERSIGHT PROCEDURES.

             a. REVIEW OF CHARTER. The Committee shall review and reassess the adequacy of this Charter at least annually, propose changes to this Charter to the Board for its approval as necessary, and have this Charter published at least every three (3) years in accordance with SEC regulations.

                                      A-2

             b. REVIEW OF FILINGS, FINANCIAL STATEMENTS AND OTHER DISCLOSURES.

                          (i)  The  Committee   shall  review  with   management
(including the principal accounting officers of the Company) and the independent auditors,  prior to filing,  the filings required to be made by the Company with the SEC on an annual and quarterly  basis, as well as any other required interim reports,  filings or documents  that  contain  financial  information  about the
Company. The Committee shall specifically review the results of the annual audit of the Company's  consolidated financial statements prior to the filing thereof, including the Company's disclosures under "Management's  Discussion and Analysis of Financial  Condition  and Results of  Operations,"  any  appropriate  matters
regarding  the  clarity  of  the  disclosures  in  such  financial   statements,
accounting  principles,  practices and judgments and the  independent  auditors'
opinion  as to the  quality  thereof,  and  any  other  matters  required  to be communicated  to the  Committee  by the  independent  auditors  under  generally accepted auditing standards.  The Committee shall cause the independent auditors to  conduct  a SAS 71  Interim  Financial  Review  prior to each  filing  of the
Company's Form 10-Q.

                          (ii) The Company's  consolidated  financial statements
are the responsibility of management.  The external auditors are responsible for planning and conducting the audits to determine whether the financial statements present fairly in all material  respects the financial  position of the Company.
The  Committee  is  responsible  for  reviewing:   (a)  major  issues  regarding
accounting  principles  and  financial  statement  presentations,  including any significant  changes in the  Company's  selection or  application  of accounting principles,  and  major  issues as to the  adequacy  of the  Company's  internal controls  and any  special  audit  steps  adopted in light of  material  control deficiencies;  (b)  analyses  prepared  by  management  and/or  the  independent auditors setting forth significant financial reporting issues and judgments made in  connection  with the  preparation  of the  financial  statements,  including analyses of the effects of alternative GAAP methods on the financial statements;
(c) the effect of regulatory and accounting initiatives,  as well as off-balance sheet structures,  on the financial  statements of the Company; and (d) the type and  presentation  of  information  to be included in  earnings  press  releases
(paying particular  attention to any use of "pro forma," or "adjusted" non-GAAP, information),  as well as  review  of any  financial  information  and  earnings guidance provided to analysts and rating agencies.

                          (iii)  The   Committee   shall  review   analyses  and
significant  findings by the  independent  auditors  with  respect to  financial reporting  issues and  judgments  made in  connection  therewith,  including (a)
analyses of the effects of alternative  generally  accepted auditing  standards,
(b)  any  material  difficulties  or  problems  with  any  audit  work,  (c) any restrictions on the scope of the independent  auditors'  activities or access to requested information, (d) any significant disagreements with management and the independent  auditors and any  accounting  adjustments  noted or proposed by the independent  auditors,  but not accepted by management,  (e) any  communications between the independent  auditing team and the firm's national office respecting auditing or accounting issues that are otherwise required to be disclosed to the
Committee by the independent  auditors,  (f) any management or internal  control letter issues raised, or proposed to be raised,  by the independent  auditors to the  Company,  and (g) any  major  issue  as to the  adequacy  of the  Company's internal  controls and specific audit steps adopted in light of material control deficiencies.

                                      A-3

                          (iv)  Committee   Oversight  of  Internal  Audit.  The
Committee  shall  ensure  that the Company  has an  internal  audit  function to provide  management  and the Committee with ongoing  assessments.  The Committee shall also review and concur in the appointment, replacement or dismissal of the head of the Company's  internal  auditing  department.  The Committee shall also review the responsibilities, budget and staffing of the Company's internal audit function.

              c. ANNUAL PERFORMANCE  EVALUATION.  The Committee shall perform an annual self-evaluation of the Committee's performance.

      2. INDEPENDENT AUDITORS.

              a.  COMMITTEE  OVERSIGHT OF  INDEPENDENT  AUDITORS.  The Committee
shall have the sole authority regarding,  and shall be directly responsible for, the  appointment,  compensation,  oversight,  termination and replacement of, as well as funding  for, the  independent  auditors for the purpose of preparing or issuing an audit report or related  work,  or any non-audit  work,  subject,  if applicable, to stockholder  ratification.  The independent auditors shall report directly to the Committee,  and are ultimately  accountable to the Committee and the Board.

              b.  INDEPENDENT  AUDITORS'   INDEPENDENCE.   The  Committee  shall
annually  request from the  independent  auditors,  a formal  written  statement delineating all relationships  between the independent auditors and the Company, including fees paid by the Company to the  independent  auditors,  in accordance with the SEC, the AMEX and the Act's requirements; actively engage in a dialogue
with  the  independent   auditors   regarding  all  relationships   between  the
independent  auditors  and  management  of the Company  that in the  Committee's judgment (or the  independent  auditors'  judgment) may reasonably be thought to bear on the  independence  of the  independent  auditors;  and take  appropriate action in response to the independent  auditor's report to satisfy itself of the independent auditors' independence.

              c. PRE-APPROVAL OF INDEPENDENT AUDITORS' FEES. The Committee shall pre-approve  all auditing  services and  non-auditing  services  provided to the
Company by the independent auditors. Such approval may be given at the beginning of each year up to a  pre-established  amount to be determined by the Committee.
Any permitted non-audit services not included in the pre-approved category shall be approved prior to the commencement of any such services.

              d.  INDEPENDENT  AUDITORS'  REPORT ON PRACTICES.  The  independent auditors  shall report  promptly to the  Committee  (a) all critical  accounting policies and practices to be used; (b) all  alternative  treatments of financial information, ramifications of such treatment, and the treatment preferred by the accounting  firm;  and (c)  all  material  written  communications  between  the independent  auditors' firm and Company  management.  The  independent  auditors shall also report on generally  accepted  accounting  principles  adopted by the accounting  profession,  the Company's compliance  therewith,  and the effect of unusual or  extraordinary  transactions.  The independent  auditors must discuss their  judgments  about the  quality  and  content of the  Company's  accounting principles with the Committee.

                                      A-3

              e. QUALITY  CONTROL OF INDEPENDENT  AUDITORS.  On an annual basis, the Committee shall obtain a report from the independent auditors describing (i)
the independent  auditors'  internal  quality-control  procedures,  and (ii) any material issues raised by the most recent internal  quality-control  review,  or peer review,  of the firm, or by any inquiry or investigation by governmental or professional  authorities,  within the preceding  five years,  respecting one or more  independent  audits  carried out by such firm, and any steps taken to deal with any such issues.  The  Committee  shall then present its  conclusions  with respect to the independent auditors to the full Board.

              f. ROTATION OF INDEPENDENT AUDITORS.  The Committee shall annually
(i) assess the  qualifications,  performance and independence of the independent auditors and the lead (or  coordinating)  audit  partner (or other audit partner having primary responsibility for the audit); (ii) take any actions necessary to ensure the  rotations  not less than every five (5) years of the audit  partner;
and (iii) consider whether, in order to ensure continuing auditor  independence, the independent accounting firm should be rotated on a regular basis.

              g. HIRING  POLICIES.  The Committee  shall  establish clear hiring policies  for the  Company's  hiring of  employees  or former  employees  of the independent auditors, after consultation with management.

              h. AUDIT PROBLEMS. The Committee shall review with the independent auditors  any audit  problem or  difficulties  encountered  during the course of their work and management's response.

      3. LEGAL COMPLIANCE.

              a. REVIEW OF DISCLOSURES BY OFFICERS.  The Committee  shall review disclosures made by the Company's principal  executive  officer(s) and principal financial officer(s)  regarding compliance with their certification  obligations under the Act,  including the Company's  disclosure  controls and procedures and internal controls for financial reporting.

              b. FRAUD.  The  Committee  shall discuss with  management  and the independent  auditors  any fraud  disclosed  to the  Committee,  whether  or not material,  that involves  management  or other  employees who have a significant role in the Company's internal controls.

              c. RELATED PARTY TRANSACTIONS.  The Committee shall be responsible for reviewing and approving all related party transactions involving the Company and any director, executive officer, other employee, or family member.

                                      A-4

     4. OTHER COMMITTEE ACTIVITIES.

              a. EARNINGS PRESS RELEASES.  The Committee shall discuss  earnings press releases, as well as financial information and earnings guidance provided to analysis and rating agencies.

              b. COMPLAINT PROCEDURES.  The Committee shall establish procedures for the receipt,  retention and treatment of complaints  received by the Company regarding the Company's  accounting,  internal  accounting controls and auditing matters and for the  confidential,  anonymous  submissions  by  employees of the
Company of concerns relating to questionable accounting or auditing matters.

              c.  COMMITTEE  REPORTS.  The Committee  shall  prepare  reports to stockholders  as  required  by the SEC 's  proxy  rules  to be  included  in the
Company's  annual  proxy  statement,  or, if the  Company  does not file a proxy statement, in the Company's Annual Report filed on Form 10K with the SEC.

              d. OTHER.  The  Committee  shall have the power and  authority  to perform  any other  activities  consistent  with  this  Charter,  the  Company's by-laws,  and governing  law, as the  Committee or the Board deems  necessary or appropriate.

LIMITATION

Nothing in this Charter is intended to alter in any way the standard of conduct required of any of the directors of the Company under the New Jersey Business
Corporation Act, as amended, and this Charter does not impose, nor shall it be interpreted to impose, any duty on any director greater than, or in addition to, the duties or standards established by the New Jersey Business Corporation Act or applicable requirements of federal law or the AMEX.

                                      A-5

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

                               SL INDUSTRIES, INC.

                     PROXY -- ANNUAL MEETING OF SHAREHOLDERS
                                  JUNE 9, 2003

     The  undersigned,  a  shareholder  of SL  Industries,  Inc.,  a New  Jersey corporation  (the "Company"),  does hereby appoint Warren  Lichtenstein and Glen
Kassan,  and each of them (with full  power to act  alone),  the true and lawful attorneys  and  proxies  with full power of  substitution,  for and in the name, place and stead of the undersigned, to vote all of the shares of Common Stock of the  Company  which the  undersigned  would be  entitled  to vote if  personally present at the 2004 Annual Meeting of  Stockholders of the Company to be held at the Warwick Hotel,  65 West 54th Street,  New York, New York on June 9, 2004, at
10:00 A.M., Eastern Time, or at any adjournment or postponements thereof.

     The undersigned  hereby revokes any proxy or proxies  heretofore  given and acknowledges  receipt  of a copy of the  Notice  of  Annual  Meeting  and  Proxy
Statement,  both dated April 29, 2004, and a copy of the Company's Annual Report for the year ended December 31, 2003.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH ANY DIRECTIONS HEREIN GIVEN.  UNLESS
OTHERWISE  SPECIFIED,  THIS PROXY WILL BE VOTED TO ELECT THE  DIRECTORS,  AND TO
RATIFY THE APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY'S INDEPENDENT PUBLIC
ACCOUNTANTS.

                        CONTINUED TO BE COMPLETED, SIGNED
                          AND DATED ON THE REVERSE SIDE

                        THE BOARD OF DIRECTORS RECOMMENDS
                          A VOTE FOR PROPOSALS 1 AND 2

1.   ELECTION OF DIRECTOR NOMINEES

     WARREN G. LICHTENSTEIN                     JAMES HENDERSON
     GLEN KASSAN                                AVRUM GRAY
     J. DWANE BAUMGARDNER                       JAMES A. RISHER
                                                MARK E. SCHWARZ

[ ] For the  election as directors  for the ensuing year of all nominees  listed above (except as stricken above) (TO WITHHOLD AUTHORITY TO VOTE FOR ANY SPECIFIC
NOMINEES,  CHECK THE  FORGOING  BOX AND CLEARLY  STRIKE OUT OR LINE THROUGH WITH
DARK INK SUCH NOMINEE'S NAME IN THE LIST ABOVE.)

[ ] WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED ABOVE.

2.   RATIFICATION  OF THE  APPOINTMENT OF GRANT THORNTON LLP AS THE  INDEPENDENT
     PUBLIC  ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING  DECEMBER 31,
     2004.

     FOR / /              AGAINST / /            ABSTAIN / /

3.   DISCRETIONARY  AUTHORITY: To vote with discretionary authority with respect to all other  matters that may come before the Meeting and any  adjournment of postponement thereof.

NOTE:  Your  signature  should appear the same as your name appears  hereon.  In signing  as  attorney,  executor,  administrator,  trustee or  guardian,  please indicate  the capacity in which  signing.  When  signing as joint  tenants,  all parties in the joint tenancy must sign.  When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed.  No postage is required if mailed in the United States.

Signature:                                      Date
          ------------------                        --------------

Signature:                                      Date
          ------------------                        --------------

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW:
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